UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 22, 2004

IMAGE INNOVATIONS HOLDINGS INC.
(Exact name of registrant as specified in its charter)

Nevada	0-50119	91-1898414
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

432 Park Avenue South
New York, New York	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (518) 589-9994

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.     Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On September 22, 2004, our Board of Directors elected Arthur Gononsky to serve as a Director of our company until our 2004 Annual Meeting of Stockholders. It is expected that Mr. Gononsky will serve on our Compensation Committee and our Audit Committee.

We issued a press release on September 23, 2004 announcing the election of Mr. Gononsky. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.     Financial Statements and Exhibits.

(c) Exhibits

Exhibit
Number	Description

99.1	Press Release issued on September 23, 2004 by Image Innovations Holdings Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Image Innovations Holdings Inc.

Dated: September 23, 2004	By:	/s/ Derick Sinclair

Derick Sinclair, Chief Financial Officer

Image Innovations Holdings Inc.
Form 8-K (Date of Report: September 22, 2004)

Exhibit Index

Exhibit
Number	Description

99.1	Press Release issued on September 23, 2004 by Image Innovations Holdings Inc.